Exhibit 10.9

STRATCAP DIGITAL INFRASTRUCTURE REIT, inc.

2021 equity incentive plan

NOTICE OF RESTRICTED STOCK award agreement

Grantee’s Name and Address:

You (the “Grantee”) have been granted shares of Common Stock of the Company (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Bonus Award (the “Notice”), the 2021 Incentive Plan of StratCap Digital Infrastructure REIT, Inc., as amended from time to time (the “Plan”), and the Restricted Stock Award Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number

Date of Award

Vesting Commencement Date

Total Number of Class I or Class IX Shares of Common Stock Awarded (the “Shares”)

Fair Market Value per Share on Date of Award

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Shares will “vest” in accordance with the following schedule:

100% of the Shares will vest on the earlier of (1) the first anniversary of the Date of Award and (2) the date of, and immediately prior to, the next annual meeting of stockholders of the Company following the Date of Award.

During any authorized leave of absence, the vesting of the Shares as provided in this schedule shall be suspended after the leave of absence exceeds a period of three (3) months. Vesting of the Shares shall resume upon the Grantee’s termination of the leave of absence and return to Continuous Service. The Vesting Schedule of the Shares shall be extended by the length of the suspension.

In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Shares shall continue to vest in accordance with the Vesting Schedule set forth above.

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For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to forfeiture to the Company; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement or the Plan. Shares that have not vested are deemed “Restricted Shares.” If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share.

Vesting shall cease upon the date of termination of the Grantee’s Continuous Service for any reason, including death or Disability. In the event the Grantee’s Continuous Service is terminated for any reason, including death or Disability, any Restricted Shares held by the Grantee immediately following such termination of Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Restricted Shares and shall have all rights and interest in or related thereto without further action by the Grantee. The Award shall be subject to the provisions of Section 11 of the Plan in the event of a Corporate Transaction or Change in Control, and the foregoing forfeiture provisions set forth in this Notice as to Restricted Shares shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of any such transaction; such stock or property shall be deemed Additional Securities (as defined in the Agreement) for purposes of the Agreement, but only to the extent the Shares are at the time covered by such forfeiture provisions.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

StratCap Digital Infrastructure REIT, Inc., a Maryland corporation

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT OR A RELATED ENTITY’S RIGHT TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY OR A RELATED ENTITY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

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The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Agreement shall be resolved by the Administrator in accordance with Section 15 of the Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:

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Award Number: __________________

STRATCAP DIGITAL INFRASTRUCTURE REIT, inc.

2021 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

1.             Issuance of Shares. StratCap Digital Infrastructure REIT, Inc., a Maryland corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Bonus Award (the “Notice”), the Total Number of [Class A] Shares of Common Stock Awarded set forth in the Notice (the “Shares”), subject to the Notice, this Restricted Stock Bonus Award Agreement (the “Agreement”) and the terms and provisions of the Company’s 2021 Stock Incentive Plan (the “Plan”), as amended from time to time, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares issued hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s stockholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.

2.             Transfer Restrictions. The Shares issued to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 2 will be null and void and will be disregarded. After the Shares vest, the Shares will be subject to the Company’s Right of First Refusal as set forth in Section 7 below.

3.             Reserved.

4.             Distributions. The Company shall disburse to the Grantee all regular cash dividends with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

5.             Section 83(b) Election and Withholding of Taxes.

(a)             The Grantee shall provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit A. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares shall vest or at the time withholding is otherwise required by any Applicable Law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state and local income and employment tax withholding obligations. The Grantee hereby represents that he or she understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (c) the nature of the election to be made by the Grantee under Section 83(b), and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. If any of the Shares are Restricted Shares as of the date of this Agreement, the Grantee further represents that he or she intends to file, and the Grantee shall file, an election pursuant to Section 83(b) with the Internal Revenue Service within thirty (30) days following the date of this Agreement, and submit a copy of such election to the Company.

(b)             Tax Liability. The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares subject to the Award. The Company and its Related Entities do not commit and are under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

6.             Additional Securities. Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice and the Right of First Refusal. The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

7.             Company’s Right of First Refusal.

(a)             Transfer Notice. Following the date when any Shares become vested pursuant to the Vesting Schedule set forth in the Notice, neither the Grantee nor any transferee of such Shares (either being sometimes referred to herein as the “Holder”) shall sell, hypothecate, encumber or otherwise transfer any such Shares or any right or interest therein without first complying with the provisions of this Section 7 or obtaining the prior written consent of the Company, and provided further that such Shares are “Mature Shares” (which means that the Shares have been held by the Holder (and any successor Holder) for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes). In the event the Holder desires to accept a bona fide third-party offer for any or all of such Shares, the Holder shall provide the Company with written notice (the “Transfer Notice”) of:

(i)             The Holder’s intention to transfer;

(ii)            The name of the proposed transferee;

(iii)           The number of Shares to be transferred; and

(iv)           The proposed transfer price or value and terms thereof.

If the Holder proposes to transfer any Shares to more than one transferee, the Holder shall provide a separate Transfer Notice for the proposed transfer to each transferee. The Transfer Notice shall be signed by both the Holder and the proposed transferee and must constitute a binding commitment of the Holder and the proposed transferee for the transfer of the Shares to the proposed transferee subject to the terms and conditions of this Agreement.

(b)             Bona Fide Transfer. If the Company determines that the information provided by the Holder in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Holder written notice of the Holder’s failure to comply with the procedure described in this Section 7, and the Holder shall have no right to transfer the Shares without first complying with the procedure described in this Section 7. The Holder shall not be permitted to transfer the Shares if the proposed transfer is not bona fide.

(c)             First Refusal Exercise Notice. The Company shall have the right to purchase (the “Right of First Refusal”) all but not less than all of the Shares which are described in the Transfer Notice (the “Offered Shares”). The Offered Shares shall be repurchased at (i) the per share price or value and in accordance with the terms stated in the Transfer Notice (subject to Section 7(d) below) or (ii) the Fair Market Value of the Shares on the date on which the purchase is to be effected if no consideration is paid pursuant to the terms stated in the Transfer Notice, which Right of First Refusal shall be exercised by written notice (the “First Refusal Exercise Notice”) to the Holder at any time within thirty (30) days after receipt of the Transfer Notice (the “Option Period”).

(d)             Payment Terms. The Company shall consummate the purchase of the Offered Shares on the terms set forth in the Transfer Notice within sixty (60) days after delivery of the First Refusal Exercise Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Offered Shares other than in cash, the Company or its assigns shall have the right to pay for the Offered Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Administrator. Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without further action by the Holder.

(e)             Assignment. Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company’s Right of First Refusal.

(f)             Non-Exercise. If the Company or its assigns do not collectively elect to exercise the Right of First Refusal within the Option Period or such earlier time if the Company or its assigns notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares upon the terms and conditions stated in the Transfer Notice, provided that:

(i)             The transfer is made within forty-five (45) days of the earlier of (A) the date the Company or its assigns notify the Holder that the Right of First Refusal will not be exercised or (B) the expiration of the Option Period; and

(ii)             The transferee agrees in writing that such Shares shall be held subject to the provisions of this Agreement.

The Company shall have the right to demand further assurances from the Holder and the transferee (in a form satisfactory to the Company) that the transfer of the Offered Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Offered Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide.

(g)             Expiration of Transfer Period. Following such 45-day period, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee) shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.

(h)             Termination of Right of First Refusal. The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.

(i)             Additional Shares or Substituted Securities. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.

8.             Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company may issue a “stop transfer” instruction if the Grantee fails to satisfy any tax withholding obligation set forth in Section 5 above.

9.             Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.           Restrictive Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below, or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK BONUS AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

11.           Lock-Up Agreement.

(a)             Agreement. Grantee agrees that, if requested by the Company and its underwriters, Recipient will enter into a lock-up or similar agreement not to sell or offer to sell any securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act provided that such agreement only applies to the first such registration statement of the Company which includes securities to be sold on the Company’s behalf to the public in an underwritten offering.

12.           Grantee’s Representations. As a condition to receiving the Shares, the Grantee shall, if required by the Company, concurrently with the receipt of the Shares, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

13.             Entire Agreement: Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. These agreements are to be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

14.             Construction. The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Notice or this Agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

15.             Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16.             Venue. The Company, the Grantee and the Grantee’s assignees pursuant to Section 2 (the “parties”) agree that any suit, action or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the United States District Court for the Southern District of New York (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New York state court with jurisdiction over New York County) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17.             Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

18.             Confidentiality. If the Company is required by Applicable Laws to provide financial statements to the Grantee, the Grantee understands and agrees that such financial statements are confidential and shall not be disclosed by the Grantee, to any entity or person, for any reason, at any time, without the prior written consent of the Company, unless required by law. If disclosure of such financial statements is required by law, whether through subpoena, request for production, deposition or otherwise, the Grantee promptly shall provide written notice to Company, including copies of the subpoena, request for production, deposition or otherwise, within five (5) business days of their receipt by the Grantee and prior to any disclosure so as to provide Company an opportunity to move to quash or otherwise to oppose the disclosure. Notwithstanding the foregoing, the Grantee may disclose the terms of such financial statements to his or her spouse or domestic partner, and for legitimate business reasons, to legal, financial and tax advisors.

END OF AGREEMENT

EXHIBIT A

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20___ the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1.             The name, address, taxpayer identification number and taxable year of the undersigned are:

TAXPAYER’S NAME:

TAXPAYER’S SOCIAL SECURITY NO.:

TAXABLE YEAR: Calendar Year 20___

ADDRESS:

2.             The property which is the subject of this election is __________ shares of common stock of [                 ].

3.             The property was transferred to the undersigned on ____________, 20___.

4.             The property is subject to the following restrictions: The property is subject to forfeiture if taxpayer’s employment or service with the issuer is terminated prior to specified vesting dates.

5.             The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $___________.

6.             The undersigned paid $0.00 per share x _________ shares for the property transferred for a total of $0.00.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed.

The undersigned understands that this election will also be effective as an election under _____________ law.

Dated:
Taxpayer

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EXHIBIT B

STRATCAP DIGITAL INFRASTRUCTURE REIT, inc.

2021 EQUITY INCENTIVE PLAN

INVESTMENT REPRESENTATION STATEMENT

GRANTEE	:

COMPANY	:

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

(a)             The Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Grantee is acquiring these Securities for investment for the Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)             The Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Grantee’s investment intent as expressed herein. In this connection, the Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Grantee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. The Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

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(c)             The Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the sale of the Securities to the Grantee, the sale will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, except that in the case of affiliates, such Securities may be resold subject to the satisfaction of the applicable conditions specified by Rule 144, including: (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction,” in transactions directly with a “market maker” or “riskless principal transactions” (as said terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

(d)             In the event that the Company does not qualify under Rule 701 at the time of sale of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require: the availability of current public information about the Company; the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and, in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(e)             The Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

(f)             The Grantee represents that the Grantee is a resident of the state of ____________________.

Signature of the Grantee:

Date: ____________________________, ___________

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